SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





      Date of Report (Date of earliest event reported):  May 8, 2003


                    FOUNTAIN POWERBOAT INDUSTRIES, INC.
           (Exact name of registrant as specified in its charter)


         NEVADA                   000-14712           56-1774895
(State or other jurisdiction    (Commission        (IRS Employer
 of incorporation)               File Number)       Identification  No.)


                Whichard's Beach Road
                P. O. Drawer 457
                Washington, North Carolina                 27889

         (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (252) 925-2000

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Item 7.        Financial Statements and Exhibits.

(c)  Exhibits.   The following exhibit is being filed with this Report:


Exhibit No.         Exhibit Description
_________           _________________

 99.1               Copy of our press release dated May 8, 2003



Item 9.   Regulation FD Disclosure

(Being furnished under Item 12. Results of Operations and Financial Condition.)

      On May 8, 2003, we announced our results of operations for the quarter ended March 31, 2003. A copy of our press release is attached as
Exhibit 99.1 to this Report and is incorporated by reference into this Report.

      The press release describes our net income (loss) for the three and nine months ended March 31, 2003, computed according to generally accepted accounting principles in the United States ("GAAP"). The press release also describes our operating income before other expenses and deferred tax expense for the three and nine-months periods, as well as our earnings per share after non-operating expenses and before deferred taxes for the nine-months period. Those measures are not in conformity with GAAP. However, since our net operating loss carry-forward will exempt us from paying tax on our 2003 income, we believe the non-GAAP financial measures in our press release provide useful information to investors regarding our results of operations.

               Disclosures About Forward Looking Statements

     The discussions included in this Report and its exhibits may contain forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933) projecting, forecasting, or estimating the Company's performance and industry trends. Those statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning our opinions or judgments and those of our management about future events. The achievement of these projections, forecasts, or estimates is subject to certain risks and uncertainties, which include general economic and industry conditions that affect all businesses, as well as matters that are specific to us and the markets we serve. Risks that are specific to us and our markets include, but are not limited to, the cyclical nature of the marine industry; competition in pricing; new product development from competitors; the concentration of our sales with a few major customers; labor relations at our company and at our customers and suppliers; and our single-source supply and just-in-time inventory for some critical boat components, which could adversely affect production if a single-source supplier is unable to meet our requirements in a timely manner. Actual results and events may differ materially from those projected, forecasted, or estimated. We assume no obligation to update the forward-looking statements or to update the reason actual results could differ from those contemplated by such forward-looking statements.


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                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by our undersigned officer thereunto duly authorized.


                              FOUNTAIN POWERBOAT INDUSTRIES, INC.
                                               (Registrant)


Date: May 15, 2003            By: /s/ Reginald M. Fountain, Jr.

                                    Reginald M. Fountain, Jr.
                                    President and Chief Executive Officer